UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                             Date of Report:  July 9, 2003
                           (Date of earliest event reported)

                            MERGE TECHNOLOGIES INCORPORATED
                 (Exact name of registrant as specified in the charter)

             Wisconsin  	           0-29486		39-1600938
  (State or other jurisdiction  (Commission File No.)         (IRS Employer
        of incorporation)                                   Identification No.)


               1126 South 70th Street, Milwaukee, Wisconsin  53214-3151
                        (Address of Principal Executive Offices)

                                     (414) 977-4000
                  (Registrant's telephone number including area code)

                                           N/A
              (Former name or former address, if changed since last report)

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ITEM 5.	OTHER EVENTS
---------------------

	On July 9, 2003, Merge Technologies Incorporated, dba Merge eFilm, announced the signing of a definitive agreement to acquire RIS Logic, Incorporated.

	A copy of the press release announcing the details of the definitive agreement to acquire RIS Logic, Inc., is filed as an exhibit to this Form 8-K and is incorporated by reference herein.


     (a)	Exhibit

     99.1	Press release announcing Merge eFilm signs definitive
		agreement to acquire RIS Logic, Inc.


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                                     SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				MERGE TECHNOLOGIES INCORPORATED



Dated:  July 10, 2003		By:	/s/ Richard A. Linden
					-------------------------------------
					Richard A. Linden,
					President and Chief Executive Officer


				MERGE TECHNOLOGIES INCORPORATED



Dated:  July 10, 2003		By:	/s/ Scott T. Veech
					-------------------------------------
					Scott T. Veech,
					Chief Financial Officer, Treasurer
					  and Secretary

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EXHIBIT 99.1


MERGE EFILM LOGO

NEWS RELEASE
For Immediate Release

Contact: Beth Frost-Johnson, VP Marketing
	 Richard Linden, President & CEO
	 (414) 977-4000


MERGE EFILM SIGNS DEFINITIVE AGREEMENT TO ACQUIRE RIS LOGIC - Acquisition accelerates RIS/PACS strategy and expands product and service offerings to imaging center and hospital markets

Milwaukee, WI, July 9, 2003 - Merge Technologies Incorporated (NASDAQ: MRGE), d.b.a. Merge eFilm, today announced the signing of a definitive agreement to acquire RIS Logic(r) Incorporated, a privately held Ohio-based company that develops and supports Radiology Information Systems (RIS) software. The acquisition price of all RIS Logic shares is $2.725 million in cash plus 772,000 shares of Merge Technologies common stock and the issuance of replacement employee stock options. The transaction is subject to closing conditions.

"The acquisition of RIS Logic is an important strategic milestone in our evolution as a healthcare software and services company focused on delivering comprehensive RIS/PACS solutions to our target market," said Rich Linden, Merge eFilm President and CEO. "The imaging center and hospital markets have clearly expressed a desire to partner with a financially strong, growing and innovative software and services company that can deliver a total solution with RIS and PACS functionality. Our combined companies can now deliver on those expectations as we become a single-source provider and long-term partner for our customers. Additionally, RIS Logic brings 64 imaging center customers representing over 200 imaging centers to the new organization. Combined with our growing number of FUSION Server PACS customers, we now have a sizable presence in our target market along with new cross-selling opportunities."


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"This acquisition makes a clear statement about our intent to provide a single source solution for RIS/PACS," commented Dan Quigg, President and CEO of RIS Logic. "The RIS Logic CS solution will continue to be central to the business strategy delivered by our combined organization. We will continue to develop new features and client-driven enhancements according to our product road map, as well as continue to enhance the level of support to our existing clients.
We are committed to providing the healthcare industry with an integrated business and clinical workflow solution. Together, with Merge eFilm's PACS solutions, strong financial position and sixteen years of integration expertise, our solutions will reduce complexity for our customers, accelerate productivity, optimize reimbursements, enhance referring physician relationships, and ultimately improve the care of the patients they serve."

Commenting further, Linden said, "We anticipate closing the acquisition of RIS Logic in July and providing an update to our 2003 financial guidance during the second quarter earnings conference call scheduled for July 30th. Additionally, we plan to hold a special investors' conference call on Thursday, July 10, 2003 at 9:00 a.m. Central Time to discuss the acquisition and answer investor questions." Information about the call is available at Merge eFilm's Web Site: http://www.merge.com/companyinformation/pressroom.asp.

##

About Merge eFilm
------------------
Merge eFilm provides integrated healthcare image and information workflow solutions that create a filmless workflow environment, address the clinical imaging needs across the healthcare enterprise, and enable cost-effective, patient-centric care. For more than sixteen years, Merge eFilm has leveraged its healthcare IT, clinical and engineering experience to create elegant and affordable solutions that improve the clinicians' productivity and enhance
the quality of the care they provide.   For additional information, visit our
website at www.merge-efilm.com.

About RIS Logic
----------------
RIS Logic(Registred), Inc., founded in 1997 by Dr. Frank E. Seidelmann, a diagnostic neuroradiologist, provides intuitive, comprehensive radiology information systems (RIS) to diagnostic outpatient imaging centers in the United States. RIS Logic's strength lies in its ability to automate, integrate and replicate optimal workflow of a radiology practice. RIS Logic CS allows


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clients to realize substantial improvements in productivity and cash flow by integrating information and automating workflow related to scheduling, report turnaround, billing, claims processing, and other mission-critical operational functions in a practice. Additionally, the practice can uncover ways to reduce bottlenecks, maximize profits and increase revenue through practice analysis tools. RIS Logic has a client base with over 200 sites. For more information or a product tour visit www.rislogic.com.


Except for the historical information herein, the matters discussed in this news release include forward-looking statements that may involve a number of risks and uncertainties, including the risk that the proposed transaction may not close. When used in this press release, the words: believes, intends, anticipates, expects, and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, changing economic conditions, credit and payment risks associated with end-user sales, dependence on major customers, dependence on key personnel, and other risk factors detailed in filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.


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